Exhibit 10.50

233 South Wacker Drive, Suite 2800

Chicago, Illinois 60606

Tel  312-234-2732

Fax  312-234-3603

Bank of America N.A.

To:

Bedford Property Investors Inc.

270 Lafayette Circle

Lafayette, CA 94549

ATTN:

Hanh Kihara

TEL:

925-283-8910

FAX:

925-283-5697

FROM:

Bank of America, N.A.

233 South Wacker Drive – Suite 2800

Chicago, Illinois 60606

Gerry Rosales/Mike Allison

Date:

10JUL03 (REVISED 31JUL03)

Our Reference No. 3097721

Internal Tracking Nos.    13027499

THIS CONFIRMATION SUPERSEDES AND REPLACES ANY AND ALL CONFIRMATIONS PREVIOUSLY SENT TO YOU IN RESPECT OF THIS TRANSACTION.

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Bedford Property Investors Inc. and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction").  This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation.  In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 15MAR02, as amended and supplemented from time to time (the "Agreement"), between the parties.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Bedford Property Investors, Inc.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:

USD 24,500,000.00

Trade Date:

03JUL03

Effective Date:

03JUL03

Termination Date:

01SEP05, subject to adjustment in accordance with the Following Business Day Convention

Amortization:

APPLICABLE (See Schedule A attached hereto)

Fixed Amounts:

Fixed Rate Payer:

Party B

Fixed Rate Payer Payment Dates:

The 1st of each Month, commencing 01AUG03 and ending 01SEP05, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:

1.59500%

Fixed Rate Day Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

Party A

Floating Rate Payer Payment Dates:

The 1st of each Month, commencing 01AUG03 and ending 01SEP05, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate for initial Calculation Period:

1.03500%

Floating Rate Option:

USD-LIBOR-BBA, provided that the word "two" on the third line of Section 7.1(w)(xvii) of the Definitions will be deleted and replaced with the word "six"

Averaging:

Inapplicable

Designated Maturity:

1 Month

Spread:

None

Floating Rate Day Count Fraction:

30/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Business Days:

New York

Calculation Agent:

Party A

3.

Recording of Conversations:

Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

4.

Account Details:

Account for payments to Party A:

USD

We will debit your account.

NAME:

Bank of America

ABA #:

CA

ACCT:

xxxxxxxxxx

              Bedford Property Investors Deposit Acct.

Account for payments to Party B:

USD

NAME:

Bank of America

ABA #:

CA

NAME:

Bedford Property Investors Deposit Acct.

ACCT:

xxxxxxxxxx

5.

Offices:

The Office of Party A for this

Transaction is:

Charlotte, NC

Please send reset notices to fax no. (312–234-3603)

The Office of Party B for this

Transaction is:

California, USA

Credit Support Document:  As per Agreement (and Credit Support Annex if applicable).

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations at (fax no. (312) 234-3603).

Yours Sincerely,

Bank of America, N.A.

/s/ Dave Walker

Dave Walker

Senior Vice President

Authorized Signatory

Accepted and confirmed as of the date first written:

Bedford Property Investors Inc.

By:  /s/  Hanh Kihara

Name:  Hanh Kihara

Title:  Chief Financial Officer

Our Reference #3097721

SCHEDULE A TO CONFIRMATION
AMORTIZATION SCHEDULE

CALCULATION PERIOD	NOTIONAL AMOUNT
03JUL03 01AUG03	24,500,000.00
01AUG03 02SEP03	24,500,000.00
02SEP03 01OCT03	24,500,000.00
01OCT03 03NOV03	24,500,000.00
03NOV03 01DEC03	24,500,000.00
01DEC03 02JAN04	24,500,000.00
02JAN04 02FEB04	23,500,000.00
02FEB04 01MAR04	23,500,000.00
01MAR04 01APR04	23,500,000.00
01APR04 03MAY04	23,500,000.00
03MAY04 01JUN04	23,500,000.00
01JUN04 01JUL04	23,500,000.00
01JUL04 02AUG04	23,500,000.00
02AUG04 01SEP04	23,500,000.00
01SEP04 01OCT04	23,500,000.00
01OCT04 01NOV04	23,500,000.00
01NOV04 01DEC04	23,500,000.00
01DEC04 03JAN05	23,500,000.00
03JAN05 01FEB05	23,000,000.00
01FEB05 01MAR05	23,000,000.00
01MAR05 01APR05	23,000,000.00
01APR05 02MAY05	23,000,000.00
02MAY05 01JUN05	23,000,000.00
01JUN05 01JUL05	23,000,000.00
01JUL05 01AUG05	23,000,000.00
01AUG05 01SEP05	23,000,000.00